Exhibit 99.2

NEWS RELEASE

DuPont Board of Directors Approves Qnity Distribution

WILMINGTON, Del., Oct. 15, 2025 – DuPont (NYSE: DD) today announced that its Board of Directors has approved the previously announced separation of its Electronics business, Qnity Electronics, Inc. (“Qnity”). To effect the separation, the DuPont Board of Directors declared a pro rata dividend of all of the issued and outstanding shares of common stock of Qnity. The dividend is expected to occur on November 1, 2025, the distribution date, to DuPont stockholders of record as of the close of business on October 22, 2025, the record date. Effective as of the distribution date, each DuPont stockholder will receive one (1) share of Qnity common stock for every two (2) shares of DuPont common stock held on the record date. Registered DuPont stockholders will receive cash in lieu of any fractional shares of Qnity common stock.

In connection with the separation and the distribution, the Qnity Board of Directors today declared a cash dividend of approximately $4.122 billion, plus the pre-funded interest deposit of approximately $66 million made by DuPont in connection with the debt obligations incurred by Qnity, plus any investment returns on the amounts held in escrow in respect of such debt obligations, payable to DuPont.

“Today’s announcement marks a significant milestone in successfully separating Qnity on November 1,” said Lori Koch, chief executive officer of DuPont. “We are unlocking new opportunities for both organizations to thrive independently, while remaining committed to delivering exceptional value to our shareholders, customers, and employees.”

The New York Stock Exchange (the “NYSE”) has authorized the Qnity common stock for listing and has advised that “when-issued” trading is expected to begin on October 27, 2025, under the symbol “Q WI”, with such trading ending at the close of business on October 31, 2025. Following the separation and distribution, Qnity common stock is expected to begin “regular way” trading on the NYSE on Monday, November 3, 2025 under the symbol “Q”.

Beginning on October 27, 2025, and continuing through October 31, 2025, it is expected that there will be two markets in DuPont common stock on the NYSE: a “regular-way” market under the symbol “DD” in which DuPont shares will trade with the right to receive shares of Qnity common stock in the distribution, and an “ex-distribution market” under the symbol “DD WI” in which DuPont shares will trade without the right to receive shares of Qnity common stock in the distribution. If you sell DuPont common stock in the “regular-way” market on or prior to the last trading day prior to the distribution date, you will be selling your right to receive Qnity common stock in the distribution.

No action is required by DuPont stockholders to receive shares of Qnity common stock in the distribution. DuPont stockholders are encouraged to consult with their financial and tax advisors regarding the specific implications of the distribution, including the specific implications of buying or selling DuPont common stock on or before the distribution date and the U.S. federal, state and local or foreign tax consequences, as applicable, of the distribution.

About DuPont

DuPont (NYSE: DD) is a global innovation leader with technology-based materials and solutions that help transform industries and everyday life. DuPont’s employees apply diverse science and expertise to help customers advance their best ideas and deliver essential innovations in key markets including electronics, transportation, construction, water, healthcare and worker safety. More information about the company, its businesses and solutions can be found at www.dupont.com. Investors can access information included on the Investor Relations section of the website at investors.dupont.com.

DuPont™, the DuPont Oval Logo, and all trademarks and service marks denoted with ™, SM or ® are owned by affiliates of DuPont de Nemours, Inc. unless otherwise noted.

About Qnity

Qnity™, DuPont’s electronics business, is a premier technology solutions provider across the semiconductor value chain, empowering AI, high performance computing, and advanced connectivity. From solutions for semiconductor chip manufacturing, to enabling high-speed transmission within complex electronic systems, our high-performance materials and integration expertise make tomorrow’s technologies possible. More information about Qnity, its businesses and solutions can be found at www.qnityelectronics.com. Investors can access information included on the Investor Relations section of the website at ir.qnityelectronics.com.

Qnity™, the Qnity Node Logo, and all products, unless otherwise noted, denoted with TM or ® are trademarks, trade names or registered trademarks of affiliates of Qnity Electronics, Inc.

For further information contact:

DuPont Investors: Ann Giancristoforo ann.giancristoforo@dupont.com +1 989-294-5890	DuPont Media: Dan Turner daniel.a.turner@dupont.com +1 302-299-7628	Technical: Computershare +1 866-793-6948 +1 781-575-3100 (outside the US)

Qnity Investors: Nahla Azmy nahla.azmy@dupont.com +1 302-518-1001	Qnity Media: Ashley Boucher ashley.boucher@dupont.com +1 856-430-0755

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this document may be considered forward-looking statements, such as statements regarding the Separation and Distribution (defined below). Forward-looking statements often contain words such as “expect”, “anticipate”, “intend”, “plan”, “believe”, “seek”, “see”, “will”, “would”, “target”, “outlook”, “stabilization”, “confident”, “preliminary”, “initial” and similar expressions and variations or negatives of these words. All statements, other than statements of historical fact, are forward-looking statements. Forward-looking statements address matters that are, to varying degrees, uncertain and subject to risks, uncertainties, and assumptions, many of which are beyond DuPont’s and/or Qnity’s control, that could cause actual results to differ materially from those expressed in any forward-looking statements.

Some of the important factors that could cause DuPont’s actual results to differ materially from those projected in any such forward-looking statements include, but are not limited to, the successful completion of the separation of the electronics business (the “Separation”) by way of the distribution to DuPont’s stockholders of record as of October 22, 2025 of all the issued and outstanding common stock of Qnity Electronics, Inc. on November 1, 2025, (the “Distribution”), including achievement of the intended tax treatment; the possibility of disputes, litigation or unanticipated costs in connection with the Separation and Distribution; and DuPont’s success in achieving its intended post-Separation capital structure. Additional information concerning the risks, uncertainties and assumptions can be found in DuPont’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2024, subsequent current reports on Form 8-K and quarterly reports on Form 10-Q and other filings.

Some of the important factors that could cause Qnity’s actual outcomes and results to differ materially from those projected in any such forward-looking statements include, but are not limited to: the ability of Qnity to effect the Separation and to meet the conditions related thereto; the possibility that the Separation will not be completed within the anticipated time period or at all; the possibility that the Separation will not achieve its intended benefits; the impact of the Separation on Qnity’s businesses and the risk that the Separation may be more difficult, time-consuming or costly than expected, including the impact on Qnity’s resources, systems, procedures and controls, diversion of management’s attention and the impact and possible disruption of existing relationships with customers, suppliers, employees and other business counterparties; the negative effects of the announcement or pendency of the Separation on the financial performance of Qnity; the ability to achieve anticipated capital structures in connection with the Separation, including the future availability of credit and factors that may affect such availability; other risk factors discussed in the final information statement, dated as of October 15, 2025 (the “Information Statement”), attached as exhibit 99.1 to Qnity’s current report on Form 8-K filed with the SEC on October 15, 2025. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Additional information concerning these and other factors can be found in Qnity’s filings with the SEC, including the Information Statement. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business or supply chain disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Qnity’s financial condition, results of operations, credit rating or liquidity.

Forward-looking statements are not guarantees of future results. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither DuPont nor Qnity assumes any obligation to publicly provide revisions or updates to any forward-looking statements whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

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